SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 1997


                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)


        New Jersey             33-5042                       21-0627285
        ----------             -------                       ----------
      (State or Other         (Commission                  (I.R.S. Employer
      Jurisdiction of         File Number)                Identification No.)
      Incorporation)


                  Three Executive Campus
                  Cherry Hill, New Jersey                   08002
                  -----------------------------------------------
                  (Address of Principal            (Zip Code)
                   Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On May 27, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                            Distribution on Series
------                            ----------------------

Series 1997-01                      $   2,968,623.32
                                    ----------------
Series 1997-02                      $   4,424,798.06
                                    ----------------
Series 1997-03                      $   4,637,452.78
                                    ----------------
Series 1997-HE-1                    $   2,606,198.51
                                    ----------------
Series 1997-04                      $   4,458,976.11
                                    ----------------

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------


     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Monthly Statement" or "Distribution Date Statement" filed as part of this Report.

     Series                  Exhibit No.             Description
     ------                  -----------             -----------

Series 1997-01                  99.1             Servicer's Certificate
                                99.2             Monthly Statement

Series 1997-02                  99.3             Servicer's Certificate
                                99.4             Monthly Statement

Series 1997-03                  99.5             Servicer's Certificate
                                99.6             Monthly Statement

Series 1997-HE-1                99.7             Servicer's Certificate
                                99.8             Distribution Date Statement

Series 1997-04                  99.9             Servicer's Certificate
                                99.10            Monthly Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GE CAPITAL MORTGAGE SERVICES, INC.



                                     By: /s/ Karen Pickett
                                     -----------------------------------
                                     Name:   Karen Pickett
                                     Title:  Vice President
                                             Investor Operations


Dated as of:   May 27, 1997

                                  EXHIBIT INDEX
                                  -------------

        EXHIBIT NO.                  DESCRIPTION
        -----------                  -----------

           99.1             Series 1997-01 Servicer's Certificate

           99.2             Series 1997-01 Monthly Statement

           99.3             Series 1997-02 Servicer's Certificate

           99.4             Series 1997-02 Monthly Statement

           99.5             Series 1997-03 Servicer's Certificate

           99.6             Series 1997-03 Monthly Statement

           99.7             Series 1997-HE-1 Servicer's Certificate

           99.8             Series 1997-HE-1 Distribution Date Statement

           99.9             Series 1997-04 Servicer's Certificate

           99.10            Series 1997-04 Monthly Statement